                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 31, 2006
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                 Banc of America Funding 2006-C Trust
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                 (Exact Name of Issuing Entity as Specified in Charter)

                 Banc of America Funding Corporation
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                 (Exact Name of Depositor as Specified in Charter)

                 Bank of America, National Association
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                 (Exact Name of Sponsor as Specified in Charter)

                New York               333-121559-20                56-139-0085
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(State or Other Jurisdiction of   (Commission File Number  (I.R.S. Employer
Incorporation of Issuing Entity)  of Issuing Entity)       Identification No. of
                                                           Depositor)

214 North Tryon Street, Charlotte, North Carolina          28255
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(Address of Principal Executive Offices)                   (Zip Code)

Depositor's telephone number, including area code      (704) 386-2400
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                                       N/A
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          (Former Name or Former Address, if Change Since Last Report:)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]   Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[ ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)

[ ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the
      Exchange Act (17 CFR 240.14d-2(b))

[ ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the
      Exchange Act (17 CFR 240.13e-4(c))

Item 8.01   Other Events

      Attached as Exhibit 4.1 is the pooling and servicing agreement, dated
March 31, 2006 (the "Pooling and Servicing Agreement"), among Banc of America
Funding Corporation (the "Company"), as depositor, Bank of America, National
Association, as servicer, and Wells Fargo Bank, N.A., as trustee. The Pooling and Servicing Agreement governs the Banc of America Funding Corporation,
Mortgage Pass-Through Certificates, Series 2006-C (the "Certificates"), issued on March 31, 2006, including the (i) Class 1-A-1, Class 1-A-2, Class 1-A-R,
Class 2-A-1, Class 2-A-2, Class 3-A-1, Class 3-A-2, Class 4-A-1, Class 4-A-2,
Class 4-A-3, Class 4-A-4, Class B-1, Class B-2 and Class B-3 Certificates (the
"Public Certificates"), having an aggregate initial class balance of
$415,787,100 and (ii) the Class B-4, Class B-5 and Class B-6 Certificates (the
"Private Certificates"), having an aggregate initial class balance of
$2,931,708.

      The Public Certificates were sold to Banc of America Securities LLC
("BAS") pursuant to an underwriting agreement, dated March 27, 2006 (the
"Underwriting Agreement"), between the Company and BAS. A copy of the
Underwriting Agreement is attached as Exhibit 1.1.

      On March 31, 2006, the Private Certificates consisting of $1,047,000 class certificate balance of Class B-4 Certificates, $837,000 class certificate balance of Class B-5 Certificates and $1,047,708 class certificate balance of
Class B-6 Certificates were sold to Banc of America Securities LLC in a transaction exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 4(2) thereof. The net proceeds of the sale of these certificates were applied to the purchase of the mortgage loans from the sponsor.

      The mortgage loans underlying the Certificates were originated by Bank of
America, National Association ("BANA"). The mortgage loans underlying the
Certificates were purchased by the Company from BANA pursuant to a mortgage loan purchase agreement, dated March 31, 2006 (the "Mortgage Loan Purchase
Agreement"), between the Company and BANA. A copy of the Mortgage Loan Purchase
Agreement is attached as Exhibit 4.2.

Item 9.01   Financial Statements and Exhibits

      (c)   Exhibits (executed copies): The following execution copies of
            Exhibits to the Form S-3 Registration Statement of the Registrant
            are hereby filed:

            1.1   Underwriting Agreement, dated March 27, 2006, between Banc of
                  America Funding Corporation and Banc of America Securities LLC
                  (including exhibits).

            4.1   Pooling and Servicing Agreement, dated March 31, 2006, by and among Banc of America Funding Corporation, Bank of America,
                  National Association and Wells Fargo Bank, N.A. (including exhibits).

            4.2   Mortgage Loan Purchase Agreement, dated March 31, 2006,
                  between Banc of America Funding Corporation and Bank of
                  America, National Association (including exhibits).

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      BANC OF AMERICA FUNDING CORPORATION

                                      By:   /s/ Scott Evans
                                          --------------------------------------

                                      Name: Scott Evans

                                      Title: Senior Vice President

Date: March 31, 2006

                       BANC OF AMERICA FUNDING CORPORATION

                                  EXHIBIT INDEX

                                                                            Paper (P) or
Exhibit No.     Exhibit Description                                         Electronic (E)
-----------     -------------------                                         --------------

1.1             Underwriting Agreement, dated March 27, 2006, between              E
                Banc of America Funding Corporation and Banc of America
                Securities LLC (including exhibits).

4.1             Pooling and Servicing Agreement, dated March 31, 2006, by          E
                and among Banc of America Funding Corporation, Bank of
                America, National Association and Wells Fargo Bank, N.A.
                (including exhibits).

4.2             Mortgage Loan Purchase Agreement, dated March 31, 2006,            E
                between Banc of America Funding Corporation and Bank of
                America, National Association (including exhibits).